UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

(415) 506-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 16, 2026, BioMarin Pharmaceutical Inc. (“BioMarin”) announced its decision to discontinue dosing and enrollment in its Phase 2 trials for VOXZOGO in Turner Syndrome, SHOX-deficiency and Aggrecan (ACAN)-deficiency following the occurrence of several slipped capital femoral epiphysis (SCFE) events in two ongoing investigator-sponsored trials. SCFE events have not been observed in the Phase 2 BioMarin trials in these same conditions, nor have any cases been observed in the more than 5,000 infants and children who have received VOXZOGO for achondroplasia, which includes 10 years of clinical research and more than 10,000 patient-years of safety data in clinical studies and post-marketing surveillance. There have similarly been no observed cases in BioMarin’s clinical trials for hypochondroplasia. The Phase 2 CANOPY trials of VOXZOGO in children with Noonan syndrome, as well as those living with idiopathic short stature (ISS) without ACAN-deficiency, which represents approximately 95% of children enrolled in the ISS trial, will continue as planned.

BioMarin uses its investor relations website (https://investors.biomarin.com) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the business prospects of BioMarin Pharmaceutical Inc. (BioMarin), including without limitation, statements about: BioMarin’s decision to discontinue enrollment and dosing of VOXZOGO in children with Turner syndrome, SHOX-deficiency and Aggrecan (ACAN)-deficiency in BioMarin’s Phase 2 CANOPY clinical trials of VOXZOGO; and plans to continue the Phase 2 CANOPY trials of VOXZOGO in children with Noonan syndrome, as well as those living with Idiopathic Short Stature (ISS) without ACAN-deficiency. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others, the results and timing of current and planned preclinical studies and clinical trials and the release of data from those trials; the content and timing of decisions by regulatory authorities; and those factors detailed in BioMarin’s filings with the Securities and Exchange Commission (SEC), including, without limitation, the factors contained under the caption “Risk Factors” in BioMarin’s Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated by any subsequent filings with the SEC. Investors are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: March 16, 2026	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer